Exhibit 10.18
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)		RATING	PAGE OF	PAGES
						1	150

2.	CONTRACT (Proc. Inst. Ident.) NO.	3.	EFFECTIVE DATE	4.	REQUISITION/PURCHASE REQUEST/PROJECT NO.
W911QY-04-D-0034			21 Sep 2004		W91A2K-4078-1007

5.	ISSUED BY	W911QY	6.	ADMINISTERED BY (If Other Than Item 5)	CODE	W911QY
NATICK CONTRACTING DIVISION			TAMMY TAYLOR
ATTN:			TEL: (508) 233-4123
BUILDING 1, KANSAS STREET			TAMMY.TAYLOR@NATICK.ARMY.MIL
NATICK, MA 01780-5011			FAX: (508) 233-6288
NATICK, MA 01780-5011

7.	NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)		8.	DELIVERY
ABROVIRONMENT, INC.				☐ FOB ORIGIN ☒ OTHER (See Below)

JERRY L. CLEVELAND			9.	DISCOUNT FOR PROMPT PAYMENT
623 MYRTLE AVENUE				00 Days • 0000%: Net Days
MONROVIA CA 81016
			10.	SUBMIT INVOICES	ITEM
			(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		Block 6

CODE	80107	FACILITY CODE

11.	SHIP TO/MARK FOR	CODE	12.	PAYMENT WILL BE MADE BY	CODE	HQ0303

ADDRESSEE			DPAS,
AS STATED IN EACH DELIVERY ORDER			DPAS, ROCK ISLAND
Natick, MA 01760-5011			BLDG. 88 ATTN: DPAS-RI-FPV
			ROCK ISLAND IL 61288-8401

13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14.	ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c) ( )		☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

			15G. TOTAL AMOUNT OF CONTRACT		$[***]

16. TABLE OF CONTENTS

X	(sec)	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)

PART I — THE SCHEDULE					PART II — CONTRACT CLAUSES

X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	136-149

X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-124		PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS.

X	C	DESCRIPTION/SPECS./WORK STATEMENT	125	X	J	LIST OF ATTACHMENTS	150

X	D	PACKAGING AND MARKING	126		PART IV — REPRESENTATIONS AND INSTRUCTIONS

X	E	INSPECTION AND ACCEPTANCE	127-131
X	F	DELIVERIES OR PERFORMANCE	132		K	REPRESENTATIONS, CERTIFICATIONS AND
						OTHER STATEMENTS OF OFFERORS

X	G	CONTRACT ADMINISTRATION DATA	133-134		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

X	H	SPECIAL CONTRACT REQUIREMENTS	135		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                               , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.	NAME AND TITLE OF SIGNER (type or print)	20A.	NAME AND TITLE OF CONTRACTING OFFICER
	TIMOTHY E. CONVER		THOMAS J. BOUCHARD / Contracting Officer
	President and CEO		tel 508-233-4026 email:

19B.	NAME OF CONTRACTOR	19C. DATE SIGNED	20B.	UNITED STATES OF AMERICA	20C. DATE SIGNED

BY	/s/ TIMOTHY E. CONVER	Sept. 21, 2004	BY	/s/ THOMAS J. BOUCHARD	Sept. 21, 2004

	(Signature of person authorized to sign)			(Signature of Contracting Officer)

MSN 7540-US-152-8069	STANDARD FORM 26 (REV. )
Prescribed by GSA
PREVIOUS EDITION UNUSABLE	FAR (48 CFR) 53.214(a)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

Section B – Supplies or Services and Prices
IDC CONSTRAINTS
B.1 CONTRACT MINIMUM/MAXIMUM QUANTITY AND CONTRACT VALUE
The minimum quantity and contract value for all orders issued against this contract shall not be less than the minimum quantity and contract value stated in the following table. The maximum quantity and contract value for all orders issued against this contract shall not exceed the maximum quantity and contract value stated in the following table.

MINIMUM	MINIMUM	MAXIMUM	MAXIMUM
QUANTITY	AMOUNT	QUANTITY	AMOUNT
	$2,500,000.00		$[***]
B.2 CONTRACT LINE ITEM NUMBERS (CLINS)
BASE ORDERING PERIOD — 21 SEP 04 — 20 SEP 05

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001			Dollars, U.S.	$1.00

	Raven SUAV System shall be composed of the following components: quantity of three (3) aircrafts with P(y)-Code and airframe cases, quantity of nine (9) rechargeable batteries, and quantity of one (1) each of the following: EO camera payload nose, forward and side look, IR camera payload nose, forward-look, IR camera payload nose, side-look, ground control unit, remote video terminal, battery charger, set of shipping cases, GPS loading adapter cable, technical/operator’s manual, flight log, spare parts package (reference SUBCLIN 000242 for specifics), consumable spare parts package (reference SUBCLIN 000243 for specifics), and field maintenance kit (reference SUBCLIN 000227 for specifics).
	Qty of one (1) to five (5) is $[***]
	Qty of six (6) to seventeen (17) is $[***]
	Qty of eighteen (18) to thirty-four (34) is $[***]
	Qty of thirty-five (35) to eighty-four (84) is $[***]
	Qty of eighty-five (85) to one-hundred-sixty-seven (167) is $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

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W911QY-04-D-0034

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002			Dollars, U.S.	$1.00

	SUAV System Components
	As specified on individual delivery orders per chosen SUBCLINS set forth below.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000201		UNDEFINED		UNDEFINED	UNDEFINED

Airframe, P-Code
Qty of one (1) to five (5) is $[***] *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000202		UNDEFINED		UNDEFINED	UNDEFINED

Center Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000203		UNDEFINED		UNDEFINED	UNDEFINED

Left Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000204		UNDEFINED		UNDEFINED	UNDEFINED

Right Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000205		UNDEFINED		UNDEFINED	UNDEFINED

Stabilator Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000206		UNDEFINED		UNDEFINED	UNDEFINED

Tailboom Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000207		UNDEFINED		UNDEFINED	UNDEFINED

Color Nose Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000208		UNDEFINED		UNDEFINED	UNDEFINED

Thermal Nose Forward
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000209		UNDEFINED		UNDEFINED	UNDEFINED

Thermal Nose Side
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000210		UNDEFINED		UNDEFINED	UNDEFINED

Avionics P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (32) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000211		UNDEFINED		UNDEFINED	UNDEFINED

Stab Clip Screws
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000212		UNDEFINED		UNDEFINED	UNDEFINED

Stab Horn, Tailboom
Price of $[***] - each Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000213		UNDEFINED		UNDEFINED	UNDEFINED

Label, Pylon Top
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000214		UNDEFINED		UNDEFINED	UNDEFINED

Pivot Pin. Stab
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-41078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000215		UNDEFINED		UNDEFINED	UNDEFINED

Servo Cover, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000216		UNDEFINED		UNDEFINED	UNDEFINED

Pitot Tubes
Price of $[***] each — Minimum Qty requirement of[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000217		UNDEFINED		UNDEFINED	UNDEFINED

Airframe Case, Fuselage
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000218		UNDEFINED		UNDEFINED	UNDEFINED

Airframe Case, Wings
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000219		UNDEFINED		UNDEFINED	UNDEFINED
Screw, Nylon Snap
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000220		UNDEFINED		UNDEFINED	UNDEFINED

Propeller
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000221		UNDEFINED		UNDEFINED	UNDEFINED

Motor with Controller
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000222		UNDEFINED		UNDEFINED	UNDEFINED

Hub Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000223		UNDEFINED		UNDEFINED	UNDEFINED

Nut, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000224		UNDEFINED		UNDEFINED	UNDEFINED

Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED
	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000225		UNDEFINED		UNDEFINED	UNDEFINED

Fuselage Shell
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000226		UNDEFINED		UNDEFINED	UNDEFINED

P-Code GPS Engine
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000227		UNDEFINED		UNDEFINED	UNDEFINED

Field Maintenance Kit shall include the following: qty of [***] wing snap screws, [***] propeller, [***] pitot tube, [***] stabilator clips, [***] Phillips head screw driver, [***] scissors, [***] utility knife, [***] camera lens brush, [***] 12x11” glass cloth, [***] 4.5x5.5” P80 sand paper, [***] small roll of tape, [***] 2-part epoxy package, [***] mixing sticks, and [***] flat plastic washer, #10
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000228		UNDEFINED		UNDEFINED	UNDEFINED

Rechargeable Battery
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000229		UNDEFINED		UNDEFINED	UNDEFINED

Battery Charger
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000230		UNDEFINED		UNDEFINED	UNDEFINED

Pelican Shipping Case
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000231		UNDEFINED		UNDEFINED	UNDEFINED

GPS Backup Battery
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000232		UNDEFINED		UNDEFINED	UNDEFINED

Ground Control Unit
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000233		UNDEFINED		UNDEFINED	UNDEFINED

GCU Uplink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000234		UNDEFINED		UNDEFINED	UNDEFINED

GCU Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000235		UNDEFINED		UNDEFINED	UNDEFINED

GCU Controller Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000236		UNDEFINED		UNDEFINED	UNDEFINED

Umbilical Cable Assembly
Qty of one (1) to three (3) is $[***]
Qtr of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000237		UNDEFINED		UNDEFINED	UNDEFINED

GCU Antenna Mast
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000238		UNDEFINED		UNDEFINED	UNDEFINED

GCU Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000239		UNDEFINED		UNDEFINED	UNDEFINED

Remote Video Terminal
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000240		UNDEFINED		UNDEFINED	UNDEFINED

RVT Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000241		UNDEFINED		UNDEFINED	UNDEFINED

RVT Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000242		UNDEFINED		UNDEFINED	UNDEFINED

Spare Parts Package to include quantity of two (2) of the following: center wing. left wing, right wing, tailboom, stabilator, motor with controller, and color nose
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
000243		UNDEFINED		UNDEFINED	UNDEFINED

Consumable Spares Package to include the following: qty of [***] stab clips with screws, qty of [***] snap screws/wing mt., qty of [***] propellers, qty of [***] servo covers, qty of [***] pitot tube, qty of [***] prop cone & nuts, qty of [***] motor hubs, qty of [***] stab horns, qty of [***] stab push rods, qty of [***] rudder rods, qty of [***] pivot pins, stab, qty of [***] payload spacers, qty of [***] pylon labels Price of $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003			Dollars, U.S.	$1.00

Maintenance Support
	for systems damaged beyond the field repair level shall be provided on a time and material basis in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein. Labor hour rates shall be in accordance with Exhibit A Extended Rates for this CLIN and rates are firm over this CLIN’s period of performance. Contractor shall bill for materials at cost, which may include any material handling costs in accordance with FAR Subpart 16.601, but shall he void of any profit, for parts of SUAV systems repaired during maintenance performed against this contract. Materials that shall be covered extend to any parts replaced during the maintenance provided by the contractor against any contract maintenance CLINS and shall cover all parts for SUAV systems determined by the contractor to be “repairable” with the exception of the complete ground control unit, the complete remote video terminal, and/or the complete air vehicle.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				CEILING PRICE	$	[***]

	Funded Amount					$0.00

See Exhibit A

FOB:	Destination

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		UNDEFINED		UNDEFINED	UNDEFINED

Training Support in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED
	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AA			Dollars, U.S.	$1.00

	Operation Classroom Training
	Fixed price for each session purchased — [***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004AB			Dollars, U.S.	$1.00

	Field Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1001			Dollars, U.S.	$1.00

OPTION	Raven SUAV System shall be
	composed of the following components: quantity of three (3) aircrafts with P(y)-Code and airframe cases, quantity of nine (9) rechargeable batteries, and quantity of one (1) each of the following: EO camera payload nose, forward and side look, IR camera payload nose, forward-look, IR camera payload nose, side-look, ground control unit, remote video terminal, battery charger, set of shipping cases, GPS loading adapter cable, technical/operator’s manual, flight log, spare parts package (reference SUBCLIN 100242 for specifics), consumable spare parts package (reference SUBCLIN 100243 for specifics), and field maintenance kit (reference SUBCLIN 100227 for specifics).
	Qty of one (1) to five (5) is $[***]
	Qty of six (6) to seventeen (17) is $[***]
	Qty of eighteen (18) to thirty-four (34) is $[***]
	Qty of thirty-five (35) to eighty-four (84) is $[***]
	Qty of eighty-five (85) to one-hundred-sixty-seven (167) is $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1002			Dollars, U.S.	$1.00

OPTION	SUAV System Components
	As specified on individual delivery orders per chosen SUBCLINS set forth below.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00
FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100201		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100202		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Center Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100203		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Left Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100204		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Right Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100205		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stabilator Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100206		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Tailboom Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100207		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Color Nose Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100208		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Forward
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100209		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Side
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100210		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Avionics, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100211		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Clip & Screws
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100212		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Horn, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100213		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Label, Pylon Top
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100214		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pivot Pin, Stab
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100215		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Servo Cover, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100216		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pivot Tubes
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100217		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case Fuselage
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100218		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case, Wings
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100219		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Screw, Nylon Snap
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100220		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Propeller
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100221		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Motor with Controller
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100222		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Hub, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100223		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Nut, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100224		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100225		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Fuselage Shell
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100226		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	P-Code GPS Engine
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100227		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Field Maintenance Kit
shall include the following: qty of [***] wing snap screws, [***] propeller, [***] pitot tube, [***] stabilator clips, [***] Phillips head screw driver, [***] scissors, [***] utility knife, [***] camera lens brush, [***] 12x11” glass cloth, [***] 4.5x5.5” P80 sand paper, [***] small roll of duct tape, [***] 2-part epoxy package, [***] mixing sticks, and [***] flat plastic washer, #10
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100228		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Rechargeable Battery
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100229		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Battery Charger
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100230		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pelican Shipping Case
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100231		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GPS Backup Battery
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100232		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Ground Control Unit
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100233		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Uplink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100234		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100235		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Controller Assembly
Qty of one (1) to three (3) is $[***]
Qty of Four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100236		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Umbilical Cable Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100239		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Remote Video Terminal
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100240		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	RVT Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100241		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	RVT Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100242		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Spare Parts Package to include quantity of two (2) of the following: center wing, left wing, right wing, tailboom, stabilator, motor with controller, and color nose
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100243		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Consumable Spares Package to include the following: qty of [***] stab clips with screws, qty of [***] snap screws/wing mt., qty of [***] propellers, qty of [***] servo covers, qty of [***] pitot tube, qty of [***] prop cone & nuts, qty of [***] motor hubs, qty of [***] stab horns, qty of [***] stab push rods, qty of [***] rudder rods, qty of [***] pivot pins, stab, qty of [***] payload spacers, qty of [***] pylon labels
Price of $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1003			Dollars, U.S.	$ 1.00

OPTION	Maintenance Support
for systems damaged beyond the field repair level shall be provided on a time and material basis in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein. Labor hour rates shall be in accordance with Exhibit A Extended Rates for this CLIN and rates are firm over this CLIN’s period of performance. Contractor shall bill for materials at cost, which may include any material handling costs in accordance with FAR Subpart 16.601, but shall be void of any profit, for parts of SUAV systems repaired during maintenance performed against this contract. Materials that shall be covered extend to any parts replaced during the maintenance provided by the contractor against any contract maintenance CLINS and shall cover all parts for SUAV systems determined by the contractor to be “repairable” with the exception of the complete ground control unit, the complete remote video terminal, and/or the complete air vehicle.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1004		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Training Support in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1004AA			Dollars, U.S.	$1.00

OPTION	Operation Classroom Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1004AB			Dollars, U.S.	$1.00

OPTION	Field Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2001			Dollars, U.S.	$1.00

OPTION	Raven SUAV System shall be
	composed of the following components: quantity of three (3) aircrafts with P(y)- Code and airframe cases, quantity of nine (9) rechargeable batteries, and quantity of one (1) each of the following: EO camera payload nose, forward and side look, IR camera payload nose, forward-look, IR camera payload nose, side-look, ground control unit, remote video terminal, battery charger, set of shipping cases, GPS loading adapter cable, technical/operator’s manual, flight log, spare parts package (reference SUBCLIN 200242 for specifics), consumable spare parts package (reference SUBCLIN 200243 for specifics), and field maintenance kit (reference SUBCLIN 200227 for specifics).
	Qty of one (1) to five (5) is $[***]
	Qty of six (6) to seventeen (17) is $[***]
	Qty of eighteen (18) to thirty-four (34) is $[***]
	Qty of thirty-five (35) to eighty-four (84) is $[***]
	Qty of eighty-five (85) to one-hundred-sixty-seven (167) is $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2002			Dollars, U.S.	$1.00

OPTION	SUAV System Components As specified on individual delivery orders per chosen SUBCLINS set forth below.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200201		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200202		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Center Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200203		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Left Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200204		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Right Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200205		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stabilator Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200206		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Tailboom Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200207		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Color Nose Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200208		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Forward
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200209		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Side
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200210		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Avionics, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200211		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Clip & Screws Price of $[***] — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200212		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Horn, Tailboom Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200213		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Label, Pylon Top Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200214		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pivot Pin, Stab
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200215		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Servo Cover, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200216		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pitot Tubes
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200217		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case, Fuselage
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200218		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case, Wings
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200219		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Screw, Nylon Snap
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200220		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Propeller
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200221		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Motor with Controller
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200222		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Hub Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200223		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Nut, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200224		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200225		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Fuselage Shell
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200226		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	P-Code GPS Engine
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200227		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Field Maintenance Kit
shall include the following: qty of [***] wing snap screws, [***] propeller, [***] pitot tube, [***] stabilator clips, [***] Phillips head screw driver, [***] scissors, [***] utility knife, [***] camera lens brush, [***] 12x11” glass cloth, [***] 4.5x5.5” P80 sand paper, [***] small roll of duct tape, [***] 2- part epoxy package [***] mixing sticks, and [***] flat plastic washer, #10
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200228		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Rechargeable Battery
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200229		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Battery Charger
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200230		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pelican Shipping Case
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200231		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GPS Backup Battery
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200232		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Ground Control Unit
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200233		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Uplink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200234		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51)to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200235		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Controller Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200236		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Umbilical Cable Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200237		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Antenna Mast
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200238		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200239		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Remote Video Terminal
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200240		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	RVT Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200241		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	RVT Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51)10 one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200242		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Spare Parts Package to include quantity of two (2) of the following: center wing, left wing, right wing, tailboom, stabilator, motor with controller, and color nose
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
200243		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Consumable Spares Package to include
the following: qty of [***]) stab clips with screws, qty of [***] snap screws/wing mt., qty of [***] propellers, qty of [***] servo covers, qty of [***] pitot tube, qty of [***] prop cone & nuts, qty of [***] motor hubs, qty of [***] stab horns, qty of [***] stab push rods, qty of [***] rudder rods, qty of [***] pivot pins, stab, qty of [***] payload spacers, qty of [***] pylon labels
Price of $[***] each — [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

					MAX
ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	AMOUNT
2003			Dollar, U.S.	$1.00

OPTION	Maintenance Support
	for systems damaged beyond the field repair level shall be provided on a time and material basis in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein. Labor hour rates shall be in accordance with Exhibit A Extended Rates for this CLIN and rates are firm over this CLIN’s period of performance. Contractor shall bill for materials at cost, which may include any material handling costs in accordance with FAR Subpart 16.601, but shall be void of any profit, for parts of SUAV systems repaired during maintenance performed against this contract. Materials that shall be covered extend to any parts replaced during the maintenance provided by the contractor against any contract maintenance CLINS and shall cover all parts for SUAV systems determined by the contractor to be “repairable” with the exception of the complete around control unit, the complete remote video terminal, and/or the complete air vehicle.
	PURCHASE REQUEST NUMBER:: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2004		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Training Support in accordance with the statement of work entitled “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2004AA			Dollar, U.S.	$1.00

OPTION	Operation Classroom Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2004AB			Dollar, U.S.	$1.00

OPTION	Field Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3001			Dollar, U.S.	$1.00

OPTION	Raven SUAV System shall be composed of the following components: quantity of three (3) aircrafts with P(y)-Code and airframe cases, quantity of nine (9) rechargeable batteries, and quantity of one (1) each of the following: EO camera payload nose, forward and side look, IR camera payload nose, forward-look, IR camera payload nose, side-look, ground control unit, remote video terminal, battery charger, set of shipping cases, GPS loading adapter cable, technical/operator’s manual, flight log, spare parts package (reference SUBCLIN 300242 for specifics), consumable spare parts package (reference SUBCLIN 300243 for specifics), and field maintenance kit (reference SUBCLIN 300227 for specifics).
	Qty of one (1) to five (5) is $[***]
	Qty of six (6) to seventeen (17) is $[***]
	Qty of eighteen (18) to thirty-four (34) is $[***]
	Qty of thirty-five (35) to eighty-four (84) is $[***]
	Qty of eighty-five (85) to one-hundred-sixty-seven (167) is $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3002			Dollar, U.S.	$1.00

OPTION	SUAV System Components As specified on individual delivery orders per chosen SUBCLINS set forth below.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300201		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300202		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Center Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300203		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Left Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300204		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Right Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00
FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300205		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stabilator Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300206		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Tailboom Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300207		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Color Nose .Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	AMOUNT
300208		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Forward
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300209		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Thermal Nose Side
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300210		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Avionics, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to Fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300211		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Clip & Screws
Price of $[***] each – Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	AMOUNT
300212		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Stab Horn, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300213		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Label, Pylon Top
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300214		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pivot Pin, Stab
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300215		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Servo Cover Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300216		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pilot Tubes
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300217		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case, Fuselage
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300218		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Airframe Case, Wings
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300219		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Screw, Nylon Snap
Price of $[***] each — Minimum Qty requirement of [***]

PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300220		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Propeller
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300221		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Motor with Controller
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300222		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Hub, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300223		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Nut, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300224		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300225		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Fuselage Shell
Qty one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of Fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300226		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	P-Code GPS Engine
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300227		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Field Maintenance Kit
shall include the following: qty of [***] wing snap screws, [***] propeller, [***] pilot tube, [***] stabilator clips, [***] Phillips head screw driver, [***] scissors, [***] utility knife, [***] camera lens brush, [***] 12x11” glass cloth, [***]) 4.5x5.5” P80 sand paper, [***] small roll of duct tape, [***] 2-part epoxy package, [***] mixing sticks. and [***] flat plastic washer, #10
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300228		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Rechargeable Battery
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300229		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Battery Charger
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300230		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Pelican Shipping, Case
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300231		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GPS Backup Battery
Price of $[***] each — Minimum Qty. requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300232		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Ground Control Unit
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300233		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Uplink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300234		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300235		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Controller Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300236		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Umbilical Cable Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4075-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300237		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Antenna Mast
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300238		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	GCU Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300239		UNDEFINED		UNDEFINED	UNDEFINED

OPTION	Remote Video Terminal
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300240		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	RVT Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4)10 ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300241		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	RVT Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300242		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Spare Parts Package to include quantity of two (2) of the following: center wing, left wing, right wing, tailboom, stabilator, motor with controller, and color nose
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4075-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
300243		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Consumable Spares Package to include the following: qty of [***] stab clips with screws, qty of [***] snap screws/wing mt., qty of [***] propellors, qty of [***] servo covers, qty of [***] pitot tube, qty of [***] prop cone & nuts, qty of [***] motor hubs, qty of [***] stab horns, qty of [***] stab push rods, qty of [***] rudder rods, qty of [***] pivot pins, stab, qty of [***] payload spacers, qty of [***] pylon labels
Price of $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3003			Dollars, U.S.	$1.00
OPTION	Maintenance Support for systems damaged beyond the field repair level shall be provided on a time and material basis in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein. Labor hour rates shall be in accordance with Exhibit A Extended Rates for this CLIN and rates are firm over this CLIN’s period of performance. Contractor shall bill for materials at cost, which may include any material handling costs in accordance with FAR Subpart 16.601, but shall be void of any profit, for parts of SUAV systems repaired during maintenance performed against this contract. Materials that shall be covered extend to any parts replaced during the maintenance provided by the contractor against any contract maintenance CLINS and shall cover all parts for SUAV systems determined by the contractor to be “repairable” with the exception of the complete ground control unit, the complete remote video terminal, and/or the complete air vehicle.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3004		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Training Support in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3004AA			Dollars, U.S.	$1.00
OPTION	Operation Classroom Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4075-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3004AB			Dollars, U.S.	$1.00
OPTION	Field Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4001			Dollars, U.S.	$1.00
OPTION	Raven SUAV System shall be composed of the following components: quantity of three (3) aircrafts with P(y)-Code and airframe cases, quantity of nine (9) rechargeable batteries, and quantity of one (1) each of the following: EO camera payload nose, forward and side look, IR camera payload nose, forward-look, IR camera payload nose, side-look, ground control unit, remote video terminal, battery charger, set of shipping cases, GPS loading adapter cable, technical/operator’s manual, flight log, spare parts package (reference SUBCLIN 400242 for specifics), consumable spare parts package (reference SUBCLIN 400243 for specifics), and field maintenance kit (reference SUBCLIN 400227 for specifics).
	Qty of one (1) to five (5) is $[***]
	Qty of six (6) to seventeen (17) is $[***]
	Qty of eighteen (18) to thirty-four (34) is $[***]
	Qty of thirty-five (35) to eighty-four (84) is $[***]
	Qty of eighty-five (85) to one-hundred-sixty-seven (167) is $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4002			Dollars, U.S.	$1.00
OPTION	SUAV System Components As specified on individual delivery orders per chosen SUBCLINS set forth below.

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400201		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Airframe, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400202		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Center Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400203		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Left Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400204		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Right Wing Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400205		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Stabilator Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400206		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Tailboom Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400207		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Color Nose Assembly
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400208		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Thermal Nose Forward
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400209		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Thermal Nose Side
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400210		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Avionics, P-Code
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400211		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Stab Clip & Screws
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400212		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Stab Horn, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400213		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Label, Pylon Top
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400214		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Pivot Pin, Stab
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400215		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Servo Cover, Tailboom
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400216		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Pitot Tubes
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400217		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Airframe Case, Fuselage
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400218		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Airframe Case, Wings
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400219		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Screw, Nylon Snap
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400220		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Propeller
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400221		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Motor with Controller
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400222		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Hub, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400223		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Nut, Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400224		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Spinner
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007
				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400225		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Fuselage Shell
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400226		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	P-Code GPS Engine
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400227		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Field Maintenance Kit shall include the following: qty of [***] wing snap screws, [***] propeller, [***] pitot tube, [***] stabilator clips, [***]Phillips head screw driver, [***] scissors, [***] utility knife, [***] camera lens brush, [***] 12x11” glass cloth, [***] 4.5x5.5” P80 sand paper, [***] small roll of duct tape, [***] 2-part epoxy package, [***] mixing sticks, and [***] flat plastic washer, #10
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400228		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Rechargeable Battery
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400229		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Battery Charger
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400230		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Pelican Shipping Case
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400231		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	GPS Backup Battery
Price of $[***] each — Minimum Qty requirement of [***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400232		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Ground Control Unit
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400233		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	GCU Uplink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) -to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400234		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	GCU Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400235		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	GCU Controller Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400236		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Umbilical Cable Assembly
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400237		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	GCU Antenna Mast
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400238		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	CCU Viewing Hood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400239		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Remote Video Terminal
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400240		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	RVT Downlink Antenna
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400241		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	RVT Viewing Flood
Qty of one (1) to three (3) is $[***]
Qty of four (4) to ten (10) is $[***]
Qty of eleven (11) to twenty (20) is $[***]
Qty of twenty-one (21) to fifty (50) is $[***]
Qty of fifty-one (51) to one-hundred (100) is $[***]
Qty of one-hundred-one (101) to two-hundred-fifty (250) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400242		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Spare Parts Package to include quantity of two (2) of the following: center wing, left wing, right wing, tailboom, stabilator, motor with controller, and color nose
Qty of one (1) to five (5) is $[***]
Qty of six (6) to fifteen (15) is $[***]
Qty of sixteen (16) to fifty-one (51) is $[***]
Qty of fifty-two (52) to one-hundred-two (102) is $[***]
Qty of one-hundred-three (103) to two-hundred-fifty-two (252) is $[***]
Qty of two-hundred-fifty-three (253) to five-hundred-one (501) is $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
400243		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Consumable Spares Package to include the following: qty of [***] stab clips with screws, qty of [***] snap screws/wing mt., qty of [***] propellers, qty of [***] servo covers, qty of [***] pitot tube, qty of [***] prop cone & nuts, qty of [***] motor hubs, qty of [***] stab horns, qty of [***] stab push rods, qty of [***] rudder rods, qty of [***] pivot pins, stab, qty of [***] payload spacers, qty of [***] pylon labels
Price of $[***]
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4003			Dollars, U.S.	$1.00
OPTION	Maintenance Support for systems damage beyond the field repair level shall be provided on a time and material basis in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein. Labor hour rates shall be in accordance with Exhibit A Extended Rates for this CLIN and rates are firm over this CLIN’s period of performance. Contractor shall bill for materials at cost, which may include any material handling costs in accordance with FAR Subpart 16.601, but shall be void of any profit, for parts of SUAV systems repaired during maintenance performed against this contract. Materials that shall be covered extend to any parts replaced during the maintenance provided by the contractor against any contract maintenance CLINS and shall cover all parts for SUAV systems determined by the contractor to be “repairable” with the exception of the complete ground control unit, the complete remote video terminal, and/or the complete air vehicle.
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4004		UNDEFINED		UNDEFINED	UNDEFINED
OPTION	Training Support in accordance with the statement of work entitled, “Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004” set forth in Section C herein.
PURCHASE REQUEST NUMBER: W91A2K-4078-1007

				MAX NET AMT	UNDEFINED

	Funded Amount				$0.00

FOB:	Destination

W911QY-04-D-0034

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4004AA			Dollars, U.S.	$1.00
OPTION	Operation Classroom Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

		MAX			MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4004AB			Dollars, U.S.	$1.00
OPTION	Field Training
	Fixed price for each session purchased — $[***]
	PURCHASE REQUEST NUMBER: W91A2K-4078-1007

	Funded Amount				$0.00

FOB:	Destination

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

Section C — Descriptions and Specifications
SECTION C
     TITLE: Government Small, Unmanned Air Vehicle Systems and Accessories, 10 Sep 2004
C.1 SCOPE
     This statement of work (SOW) is for systems engineering, manufacturing, testing, training, logistics, repair and support for the production of Raven Small Unmanned Aerial Vehicle (SUAV) Systems. Contractor shall provide all labor and materials in order to perform all requirements set forth in this SOW and contract.
C.2 SOW REQUIREMENTS
     SUAV System: Contractor shall provide the Raven SUAV system as proposed in their technical proposal entitled “Raven Small Unmanned Aerial Vehicle”, dated 30 Jul 04 in order to meet all contract requirements set forth herein. This proposal is hereby incorporated into the contract by reference and contractor shall perform work as described in their proposal unless otherwise revised herein this contract.
     SUAV Components and Spare Parts: All individual components of the Raven SUAV system shall be available for purchase as set forth in this contract.
     SUAV Maintenance: The contractor shall provide factory maintenance repairs for SUAV systems that are damaged beyond the field repair level as follows:
     1. Perform diagnostics, damage assessment, and useful life assessment with written notification to the customer within three (3) business days of receipt of item as to estimated repair cost or not economically repairable recommendation;
     2. Upon written verification showing government’s acceptance for repair [shall be within three (3) business days of receipt of contractor’s written assessment], the contractor shall provide all labor, expertise, and materials for repair of damaged items with assessed repair price less than sixty-five percent (65%) of replacement value within the timeframe specified in the SUAV Performance Specification;
     3. Archive and retain records for all repairs.
     Training: Contractor shall provide classroom and field training for operation of their Raven SUAV system as described in their technical proposal entitled “Raven Small Unmanned Aerial Vehicle; Volume I: Technical Volume”, dated 30 Jul 04, specifically pages thirty-six (36) through thirty-eight (38).
C.3 SOW PROGRAM MANAGEMENT
     Status reporting: Contractor shall conduct a quarterly teleconference to provide the status of program activities. Both contractor and government personnel shall participate. Additional topics may be discussed as necessary.
     Security: The contractor shall follow the Department of Defense Contract Security Classification Specification (DD Form 254) guidance (Attachment #2). The contractor shall maintain facility clearance at the SECRET level for performance of duties under this contract. The contractor shall maintain an appropriate number of employees with a personnel security clearance at the SECRET or above level to perform classified tasks during the performance of this contract. The performance of this contract shall require access, generation, receipt, storage, and processing of classified information, communications security (COMSEC) information and equipment, and integration with classified hardware. The contractor shall maintain a valid COMSEC account. The contractor shall

W911QY-04-D-0034

document and verify the security clearance information as required for deployments, meetings, conferences, and other events, as determined necessary by the government. The submissions of request for public release of information shall be via secure means (secure fax, federal express, registered U.S. mail).
Section D — Packaging and Mailing
SECTION D
D.1 Packing and marketing of all items to be delivered pursuant to the provisions of this contract, to include shipment of technical data, shall be in accordance with the contractor’s standard commercial practices.

W911QY-04-D-0034

Section E — Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government
000201	Origin	Government	Destination	Government
000202	Origin	Government	Destination	Government
000203	Origin	Government	Destination	Government
000204	Origin	Government	Destination	Government
000205	Origin	Government	Destination	Government
000206	Origin	Government	Destination	Government
000207	Origin	Government	Destination	Government
000208	Origin	Government	Destination	Government
000209	Origin	Government	Destination	Government
000210	Origin	Government	Destination	Government
000211	Origin	Government	Destination	Government
000212	Origin	Government	Destination	Government
000213	Origin	Government	Destination	Government
000214	Origin	Government	Destination	Government
000215	Origin	Government	Destination	Government
000216	Origin	Government	Destination	Government
000217	Origin	Government	Destination	Government
000218	Origin	Government	Destination	Government
000219	Origin	Government	Destination	Government
000220	Origin	Government	Destination	Government
000221	Origin	Government	Destination	Government
000222	Origin	Government	Destination	Government
000223	Origin	Government	Destination	Government
000224	Origin	Government	Destination	Government
000225	Origin	Government	Destination	Government
000226	Origin	Government	Destination	Government
000227	Origin	Government	Destination	Government
000228	Origin	Government	Destination	Government
000229	Origin	Government	Destination	Government
000230	Origin	Government	Destination	Government
000231	Origin	Government	Destination	Government
000232	Origin	Government	Destination	Government
000233	Origin	Government	Destination	Government
000234	Origin	Government	Destination	Government
000235	Origin	Government	Destination	Government
000236	Origin	Government	Destination	Government
000237	Origin	Government	Destination	Government
000238	Origin	Government	Destination	Government
000239	Origin	Government	Destination	Government
000240	Origin	Government	Destination	Government
000241	Origin	Government	Destination	Government
000242	Origin	Government	Destination	Government
000243	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government

W911QY-04-D-0034

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0004AA	Origin	Government	Destination	Government
0004AB	Origin	Government	Destination	Government
1001	Origin	Government	Destination	Government
1002	Origin	Government	Destination	Government
100201	Origin	Government	Destination	Government
100202	Origin	Government	Destination	Government
100203	Origin	Government	Destination	Government
100204	Origin	Government	Destination	Government
100205	Origin	Government	Destination	Government
100206	Origin	Government	Destination	Government
100207	Origin	Government	Destination	Government
100208	Origin	Government	Destination	Government
100209	Origin	Government	Destination	Government
100210	Origin	Government	Destination	Government
100211	Origin	Government	Destination	Government
100212	Origin	Government	Destination	Government
100213	Origin	Government	Destination	Government
100214	Origin	Government	Destination	Government
100215	Origin	Government	Destination	Government
100216	Origin	Government	Destination	Government
100217	Origin	Government	Destination	Government
100218	Origin	Government	Destination	Government
100219	Origin	Government	Destination	Government
100220	Origin	Government	Destination	Government
100221	Origin	Government	Destination	Government
100222	Origin	Government	Destination	Government
100223	Origin	Government	Destination	Government
100224	Origin	Government	Destination	Government
100225	Origin	Government	Destination	Government
100226	Origin	Government	Destination	Government
100227	Origin	Government	Destination	Government
100228	Origin	Government	Destination	Government
100229	Origin	Government	Destination	Government
100230	Origin	Government	Destination	Government
100231	Origin	Government	Destination	Government
100232	Origin	Government	Destination	Government
100233	Origin	Government	Destination	Government
100234	Origin	Government	Destination	Government
100235	Origin	Government	Destination	Government
100236	Origin	Government	Destination	Government
100237	Origin	Government	Destination	Government
100238	Origin	Government	Destination	Government
100239	Origin	Government	Destination	Government
100240	Origin	Government	Destination	Government
100241	Origin	Government	Destination	Government
100242	Origin	Government	Destination	Government
100243	Origin	Government	Destination	Government
1003	Origin	Government	Destination	Government
1004	Origin	Government	Destination	Government
1004AA	Origin	Government	Destination	Government
1004AB	Origin	Government	Destination	Government
2001	Origin	Government	Destination	Government
2002	Origin	Government	Destination	Government

W911QY-04-D-0034

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
200201	Origin	Government	Destination	Government
200202	Origin	Government	Destination	Government
200203	Origin	Government	Destination	Government
200204	Origin	Government	Destination	Government
200205	Origin	Government	Destination	Government
200206	Origin	Government	Destination	Government
200207	Origin	Government	Destination	Government
200208	Origin	Government	Destination	Government
200209	Origin	Government	Destination	Government
200210	Origin	Government	Destination	Government
200211	Origin	Government	Destination	Government
200212	Origin	Government	Destination	Government
200213	Origin	Government	Destination	Government
200214	Origin	Government	Destination	Government
200215	Origin	Government	Destination	Government
200216	Origin	Government	Destination	Government
200217	Origin	Government	Destination	Government
200218	Origin	Government	Destination	Government
200219	Origin	Government	Destination	Government
200220	Origin	Government	Destination	Government
200221	Origin	Government	Destination	Government
200222	Origin	Government	Destination	Government
200223	Origin	Government	Destination	Government
200224	Origin	Government	Destination	Government
200225	Origin	Government	Destination	Government
200226	Origin	Government	Destination	Government
200227	Origin	Government	Destination	Government
200228	Origin	Government	Destination	Government
200229	Origin	Government	Destination	Government
200230	Origin	Government	Destination	Government
200231	Origin	Government	Destination	Government
200232	Origin	Government	Destination	Government
200233	Origin	Government	Destination	Government
200234	Origin	Government	Destination	Government
200235	Origin	Government	Destination	Government
200236	Origin	Government	Destination	Government
200237	Origin	Government	Destination	Government
200238	Origin	Government	Destination	Government
200239	Origin	Government	Destination	Government
200240	Origin	Government	Destination	Government
200241	Origin	Government	Destination	Government
200242	Origin	Government	Destination	Government
200243	Origin	Government	Destination	Government
2003	Origin	Government	Destination	Government
2004	Origin	Government	Destination	Government
2004AA	Origin	Government	Destination	Government
2004AB	Origin	Government	Destination	Government
3001	Origin	Government	Destination	Government
3002	Origin	Government	Destination	Government
300201	Origin	Government	Destination	Government
300202	Origin	Government	Destination	Government
300203	Origin	Government	Destination	Government
300204	Origin	Government	Destination	Government

W911QY-04-D-0034

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
300205	Origin	Government	Destination	Government
300206	Origin	Government	Destination	Government
300207	Origin	Government	Destination	Government
300208	Origin	Government	Destination	Government
300209	Origin	Government	Destination	Government
300210	Origin	Government	Destination	Government
300211	Origin	Government	Destination	Government
300212	Origin	Government	Destination	Government
300213	Origin	Government	Destination	Government
300214	Origin	Government	Destination	Government
300215	Origin	Government	Destination	Government
300216	Origin	Government	Destination	Government
300217	Origin	Government	Destination	Government
300218	Origin	Government	Destination	Government
300219	Origin	Government	Destination	Government
300220	Origin	Government	Destination	Government
300221	Origin	Government	Destination	Government
300222	Origin	Government	Destination	Government
300223	Origin	Government	Destination	Government
300224	Origin	Government	Destination	Government
300225	Origin	Government	Destination	Government
300226	Origin	Government	Destination	Government
300227	Origin	Government	Destination	Government
300228	Origin	Government	Destination	Government
300229	Origin	Government	Destination	Government
300230	Origin	Government	Destination	Government
300231	Origin	Government	Destination	Government
300232	Origin	Government	Destination	Government
300233	Origin	Government	Destination	Government
300234	Origin	Government	Destination.	Government
300235	Origin	Government	Destination	Government
300236	Origin	Government	Destination	Government
300237	Origin	Government	Destination	Government
300238	Origin	Government	Destination	Government
300239	Origin	Government	Destination	Government
300240	Origin	Government	Destination	Government
300241	Origin	Government	Destination	Government
300242	Origin	Government	Destination	Government
300243	Origin	Government	Destination	Government
3003	Origin	Government	Destination	Government
3004	Origin	Government	Destination	Government
3004AA	Origin	Government	Destination	Government
3004AB	Origin	Government	Destination	Government
4001	Origin	Government	Destination	Government
4002	Origin	Government	Destination	Government
400201	Origin	Government	Destination	Government
400202	Origin	Government	Destination	Government
400203	Origin	Government	Destination	Government
400204	Origin	Government	Destination	Government
400205	Origin	Government	Destination	Government
400206	Origin	Government	Destination	Government
400207	Origin	Government	Destination	Government
400208	Origin	Government	Destination	Government

W911QY-04-D-0034

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
400209	Origin	Government	Destination	Government
400210	Origin	Government	Destination	Government
400211	Origin	Government	Destination	Government
400212	Origin	Government	Destination	Government
400213	Origin	Government	Destination	Government
400214	Origin	Government	Destination	Government
400215	Origin	Government	Destination	Government
400216	Origin	Government	Destination	Government
400217	Origin	Government	Destination	Government
400218	Origin	Government	Destination	Government
400219	Origin	Government	Destination	Government
400220	Origin	Government	Destination	Government
400221	Origin	Government	Destination	Government
400222	Origin	Government	Destination	Government
400223	Origin	Government	Destination	Government
400224	Origin	Government	Destination	Government
400225	Origin	Government	Destination	Government
400226	Origin	Government	Destination	Government
400227	Origin	Government	Destination	Government
400228	Origin	Government	Destination	Government
400229	Origin	Government	Destination	Government
400230	Origin	Government	Destination	Government
400231	Origin	Government	Destination	Government
400232	Origin	Government	Destination	Government
400233	Origin	Government	Destination	Government
400234	Origin	Government	Destination	Government
400235	Origin	Government	Destination	Government
400236	Origin	Government	Destination	Government
400237	Origin	Government	Destination	Government
400238	Origin	Government	Destination	Government
400239	Origin	Government	Destination	Government
400240	Origin	Government	Destination	Government
400241	Origin	Government	Destination.	Government
400242	Origin	Government	Destination	Government
400243	Origin	Government	Destination	Government
4003	Origin	Government	Destination	Government
4004	Origin	Government	Destination	Government
4004AA	Origin	Government	Destination	Government
4004AB	Origin	Government	Destination	Government

W911QY-04-D-0034

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996

52.246-6	Inspection—Time-And-Material And Labor-Hour	MAY 2001

52.246-16	Responsibility For Supplies	APR 1984

252.246-7000	Material Inspection And Receiving Report	MAR 2003
Section F — Deliveries or Performance
SPECIAL INSTRUCTIONS
F.1 DELIVERY INFORMATION
CLIN(s), Delivery Date, Quantity, and Ship to Address will be identified on each individual delivery order.
CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989

52.242-17	Government Delay Of Work	APR 1984

52.247-34	F.O.B. Destination	NOV 1991

52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003
CLAUSES INCORPORATED BY FULL TEXT

52.211-8	TIME OF DELIVERY (JUN 1997)
(a) The Government requires delivery to be made according to the following schedule:
REQUIRED DELIVERY SCHEDULE

ITEM NO.	QUANTITY	DELIVERY SCHEDULE
CLINS 0001, 1001, 2001, 3001, AND 4001	As Stated on Delivery Order (DO)	Quantity of thirty-five (35) within one hundred twenty (120) days after award of DO; thirty-five (35) per month thereafter

CLINS 0002-000243, 1002-100243, 2002- 200243, 3002-300243, and 4002-400243	As Stated on DO	Thirty (30) to ninety (90) days after receipt of DO as specified on DO

CLINS 0003, 1003, 2003, 3003, and 4003	As Stated on DO	Assessment – Three (3) days after receipt of damaged system and actual repairs within maximum of four (4) weeks after gov’t

W911QY-04-D-0034

approval to proceed with repair
CLINS 0004-0004AB, 1004-1004AB, 2004-2004AB, 3004-3004AB, and 4004-4004AB	As Stated on DO	As specified on DO, however, the government will give at least two (2) weeks notice to provide a training need

(End of clause)

W911QY-04-D-0034

Section G – Contract Administration Data
SECTION G
G.1 CONTRACT ADMINISTRATION
          a. In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the contractor and a person other than the Contracting Officer (KO) be effective or binding upon the government. All such actions must be formalized by a proper contractual document executed by the KO.
          b. All contractual correspondence pertaining to this contract shall be addressed to:
U.S. Army RDECOM Acquisition Center
Natick Contracting Division
ATTN: AMSRD-ACC-NS/T. Taylor
3rd Floor. Bldg. #1
Kansas Street
Natick, MA 01760-5011
          c. Telephone/Fax number and email address of the KO:
          Ms. Tammy A. Taylor     508-233-4123     508-233-5286 (fax)     tammy.taylor@natick.army.mil
          d. Inquiries regarding payment status when payment IS NOT made by a VISA credit card are to be directed to Defense Finance and Accounting Service (DFAS), Rock Island, IL. The toll free customer service number for inquiries is 1-888-332-7742.
G.2 CONTRACTOR’S CONTRACT ADMINISTRATION

Technical POC:	[***]

Phone/Fax/Email:	[***]

Administrative POC:	[***]

Phone/Fax/Email:	[***]
G.3 SUBMISSION OF INVOICES:
All invoices shall contain the contractor’s tax identification number and be submitted as follows:

**THROUGH	U.S. Army RDECOM Acquisition Center
Natick Contracting Division
ATTN: AMSRD-ACC-NS/T. Taylor
3rd Floor, Bldg. #1
Kansas Street
Natick, MA 01760-5011

TO	DFAS
DFAS, Rock Island

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-04-D-0034

Bldg. 68, ATTN: DFAS-RI-FPV
Rock Island, IL 61299-8401
** Note that contractor should submit one (1) copy of invoice to the “THROUGH” address above. When order is not paid with a credit card, invoices should be submitted electronically in accordance with contract clause 252.232-7003 and/or via email to the KO. Payment will be upon certification of the contractor’s invoice and submission of that certified invoice (done by the KO) to the DFAS, Rock Island office. If order is being paid by VISA credit card, the card holder (Ms. Taylor) will contact the contractor with credit card number once invoice is certified.
G 4 Notification of revision or changes to names or email addresses identified herein will be provided by official correspondence from the KO or office of the KO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.
G.5 SPECIAL NOTE **ATTENTION**SPECIAL NOTE
          Due to policy implemented at the U.S. Army Natick Soldier Systems Center it is imperative to assure that ALL correspondence (letters, invoices. reports. etc.) and/or packages submitted are addressed with an attention line that lists a valid Natick employee name and have a clear return address label that includes company name, address, and POC. Any correspondence not addressed to a valid specific name may not be forwarded through the internal mail system at Natick and has a good chance of not being received by the intended recipient. Any questions about this policy shall be addressed to the KO, Ms. Taylor, at 508-233-4123.

CLAUSES INCORPORATED BY REFERENCE

252.242-7000 Postaward Conference	DEC 1991

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Section H – Special Contract Requirements
SECTION H
H.1 INSURANCE (COST REIMBURSEMENT CONTRACT)
Pursuant to the requirements of the contract clause titled “Insurance-Liability to Third Persons”, the contractor shall obtain and maintain at least the following kinds of insurance and minimum liability coverage during any period of contract performance:
          a. Workmen’s compensation and occupational disease coverage as required by law except that, if this contract is to be performed in a state which does not require or permit private insurance, then compliance with the statutory or administrative requirements in any such state will be satisfactory. The required workmen’s compensation insurance shall extend to cover employers’ liability for accidental bodily injury or death and for occupational disease with a minimum liability limit of $100,000.00.
          b. Comprehensive general liability insurance in the minimum limit of $500,000.00 per occurrence for bodily injury liability.
          c. Comprehensive automotive liability insurance with minimum limits of $200,000.00 per person and $500,000.00 per occurrence for bodily injury, and a minimum limit of $20,000.00 per occurrence for property damage.
H.2 SUBMISSION OF INVOICES — FOR MAINTENANCE CLINS ONLY (#’S 0003, 1003, 2003, 3003, AND 4003)
In accordance with FAR clause 52.232-7, the contractor will submit invoices on a monthly basis. Each invoice must identify the labor hours expended in accordance with Exhibit A of this contract. All labor must be identified with one (1) of the labor categories identified in Exhibit A.

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SECTION I – Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation; Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2003
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence-Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.219-6	Notice Of Total Small Business Set-Aside	JUNE 2003
52.219-8	Utilization of Small Business Concerns	OCT 2000
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act – Overtime Compensation	SEP 2000
52.222-19	Child Labor — Cooperation with Authorities and Remedies	JAN 2004
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-17	Payments Under Time-And-Materials And Labor Hour Contracts	DEC 2002
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232 17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984

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52.232-25	Prompt Payment	OCT 2003
52.232-32	Performance-Based Payments	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.232-36	Payment by Third Party	MAY 1999
57.232-37	Multiple Payment Arrangements	MAY 1999
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-3	Changes—Time-And-Material Or Labor-Hours	SEP 2000
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	APR 2003
52.246-23	Limitation Of Liability	FEB 1997
52.246-24 Alt I	Limitation Of Liability—High Value Items (Feb 1997) - Alternate I	APR 1984
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-2	Termination For Convenience Of The Government (Fixed- Price)	SEP 1996
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	APR 2003
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	FEB 2003
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	APR 2003
252.275-7022	Restriction On Acquisition Of Polyacrylonitile (PAN) Carbon Fiber	APR 2003
252.225-7025	Restriction on Acquisition of Forgings	APR 2003
252.228-7001	Ground And Flight Risk	SEP 1996
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	MAR 2000
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

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CLAUSES INCORPORATED BY FULL TEXT
52.216-18          ORDERING. (OCT 1995)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from 20 Sep 04 through 19 Sep 09.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
(End of clause)
52.216-19          ORDER LIMITATIONS. (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $2,500.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor:
(1) Any order for a single item in excess of $10,000,000.00;
(2) Any order for a combination of items in excess of $10,000,000.00; or
(3) A series of orders from the same ordering office within ten (10) business days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within three (3) business days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another Source.
(End of clause)
52.216-22 INDEFINITE QUANTITY. (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

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(b) Delivery or performance shall he made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 19 Sep 09.
(End of clause)
52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
(a) The Government may extend the term of this contract by written notice to the Contractor within five (5) business days prior to or directly after the contract’s current performance period end date; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least fourteen (14) calendar days before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed sixty (60) months.
(End of clause)
52.225-13 (Dev) RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUN 2003) (DEVIATION)
(a) Except as authorized by the Office of foreign Assets Control (OFAC) in the Department of the Treasury, the Contractor shall not acquire, for use in the performance of this contract, any supplies or services, if any Executive order administered by OFAC, or OFAC’s regulations set forth at 31 CFR Chapter V would prohibit such a transaction by a person subject to the jurisdiction of the United States.
(b) Except as authorized by OFAC, most transactions involving Cuba, Iran, Libya, and Sudan are prohibited, as are most imports into the United States from North Korea. Lists of entities and individuals subject to economic sanctions are included in OFAC’s List of Specially Designated Nationals and Blocked Persons. More information about these restrictions as well as updates with respect to restrictions imposed after April 2003, is available in the OFAC’s regulations at 31 CFR Chapter V and/or on OFAC’s website at http://www.treas.gov/ofac.
(c) The Contractor shall insert this clause, including this paragraph (c), in all subcontracts
(End of clause)

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52.243-7 NOTIFICATION OF CHANGES (APR 1984)
(a) Definitions.
“Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.
“Specifically authorized representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.
(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within seven (7) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state—
(1) The date, nature, and circumstances of the conduct regarded as a change;
(2) The name, function, and activity of each Government individual and Contractor official or employee invoked in or knowledgeable about such conduct;
(3) The identification of any documents and the substance of any oral communication involved in such conduct;
(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;
(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including—
(i) What contract line items have been or may be affected by the alleged change;
(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;
(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;
(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and
(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.
(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall he given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

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(d) Government response. The Contracting Officer shall promptly, within fourteen (14) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either—
(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;
(2) Countermand any communication regarded as a change;
(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or
(4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.
(e) Equitable adjustments.
(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made—
(i) In the contract price or delivery schedule or both; and
(ii) In such other provisions of the contract as may be affected.
(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.
Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.
(End of clause)
52.244-2 SUBCONTRACTS (AUG 1998)
(a) Definitions. As used in this clause—
Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).
Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

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Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.
(b) This clause does not apply to subcontracts for special text equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.
(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.
(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—
(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or
(2) Is fixed-price and exceeds—
(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or
(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.
(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:
          Any that will have an effect on any portion of performance against this contract.
(f)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:
(i) A description of the supplies or services to be subcontracted.
(ii) Identification of the type of subcontract to be used.
(iii) Identification of the proposed subcontractor.
(iv) The proposed subcontract price.
(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.
(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.
(vii) A negotiation memorandum reflecting—
(A) The principal elements of the subcontract price negotiations;
(B) The most significant considerations controlling establishment of initial or revised prices;

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(C) The reason cost or pricing data were or were not required;
(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;
(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;
(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and
(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.
(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.
(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—
(1) Of the acceptability of any subcontract terms or conditions;
(2) Of the allowability of any cost under this contract; or
(3) To relieve the Contractor of any responsibility for performing this contract.
(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).
(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.
(j) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.
(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:
          None.
(End of clause)
52.248-1 VALUE ENGINEERING (FEB 2000)
(a) General. The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP’s) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP’s, in accordance with the incentive sharing rates in paragraph (f) below.

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(b) Definitions. “Acquisition sayings,” as used in this clause, means savings resulting from the application of a VECP to contracts awarded by the same contracting office or its successor for essentially the same unit. Acquisition savings include—
(1) instant contract savings, which are the net cost reductions on this, the instant contract and which are equal to the instant unit cost reduction multiplied by the number of instant contract units affected by the VECP, less the Contractor’s allowable development and implementation costs.
(2) Concurrent contract savings, which are net reductions in the prices of other contracts that are definitized and ongoing at the time the VECP is accepted; and
(3) Future contract savings, which are the product of the future unit cost reduction multiplied by the number of future contract units in the sharing base. On an instant contract, future contract savings include savings on increases in quantities after VECP acceptance that are due to contract modifications, exercise of options, additional orders, and funding of subsequent year requirements on a multiyear contract.
“Collateral costs,” as used in this clause, means agency cost of operation, maintenance, logistic support, or Government-furnished property.
“Collateral savings,” as used in this clause, means those measurable net reductions resulting from a VECP in the agency’s overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.
“Contracting office” includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency’s office that is performing a joint acquisition action.
“Contractor’s development and implementation costs” as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.
“Future unit cost reduction,” as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either (1) throughout the sharing period, unless the Contracting Officer decides that recalculation is necessary because conditions are significantly different from those previously anticipated or (2) to the calculation of a lump-sum payment, which cannot later be revised.
“Government costs,” as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract’s cost or price resulting from negative instant contract savings.
“Instant contract,” as used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to contract modifications, exercise of options or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.
“Instant unit cost reduction” means the amount of the decrease in unit cost of performance (without deducting any Contractor’s development or implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.

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“Negative instant contract savings” means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor’s allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contract units affected.
“Net acquisition savings, means total acquisition savings, including instant, concurrent, and future contract savings, less Government Costs.
“Sharing base,” as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP.
Sharing period, as used in this clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at a calendar date or event determined by the contracting officer for each VECP.
“Unit,” as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.
“Value engineering change proposal (VECP)” means a proposal that—
(1) Requires a change to this, the instant contract, to implement, and
(2) Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided, that it does not involve a change—
(i) In deliverable end item quantities only:
(ii) In research and development (R&D) end items or R&D test quantities that is due solely to results of previous testing under this contract or
(iii) To the contract type only.
(c) VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:
(1) A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.
(2) A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.
(3) Identification of the unit to which tile VECP applies.
(4) A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor’s allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.
(5) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.
(6) A prediction of any effects the proposed change would have on collateral costs to the agency.

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(7) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.
(8) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved and previous Government actions, if known.
(d) Submission. The Contractor shall submit VECP’s to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the Contracting Officer and to the Administrative Contracting Officer.
(e) Government action. (1) The Contracting Officer will notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer will notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP’s expeditiously; however, it shall not be liable for any delay in acting upon a VECP.
(2) If the VECP is not accepted, the Contracting Officer will notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.
(3) Any VECP may be accepted, in whole or in part, by the Contracting Officer’s award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The decision to accept or reject all or part of any VECP is a unilateral decision made solely at the discretion of the Contracting Officer.
(f) Sharing rates. If a VECP is accepted, the Contractor shall share in net acquisition savings according to the percentages shown in the table below. The percentage paid the Contractor depends upon (1) this contract’s type (fixed-price, incentive, or cost-reimbursement), (2) the sharing arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in the Schedule), and (3) the source of the savings (the instant contract, or concurrent and future contracts), as follows:
CONTRACTOR’S SHARE OF NET ACQUISITION SAVINGS
(Figures in percent)

Contract Type	Incentive (Voluntary)		Program Requirement (Mandatory)
	Instant Contract	Concurrent and	Instant Contract	Concurrent and
	Rate	Future Contract	Rate	Future Contract
		Rate		Rate
Fixed-price(includes fixed- price-award-fee; excludes otherfixed-price incentive contracts)	(1) 50	(1) 50	1 (25)	25

Incentive (fixed- price or cost) (other than award fee)	(2)	(1) 50	(1) 50	25

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Contract Type	Incentive (Voluntary)		Program Requirement (Mandatory)
	Instant Contract	Concurrent and	Instant Contract	Concurrent and
	Rate	Future Contract	Rate	Future Contract
		Rate		Rate
Cost- reimbursement (includes cost- plus-award-fee; excludes other cost-type incentive Contracts)	(3) 25	(3)	15	15

(1)	The Contracting Officer may increase the Contractor’s sharing rate to as high as 75 percent for each VECP.

(2)	Same sharing arrangement as the contract’s profit or fee adjustment formula.

(3)	The Contracting Officer may increase the Contractor’s sharing rate to as high as 50 percent for each VECP.
(g) Calculating net acquisition savings.
(1) Acquisition savings are realized when (i) the cost or price is reduced on the instant contract, (ii) reductions are negotiated in concurrent contracts, (iii) future contracts are awarded, or (iv) agreement is reached on a lump-sum payment for future contract savings (see subparagraph (i)(4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings.
(2) Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset. Then, the Contractor’s share is calculated by multiplying net acquisition savings by the appropriate Contractor’s percentage sharing rate (see paragraph (f) above). Additional Contractor shares of net acquisition savings shall be paid to the Contractor at the time realized.
(3) If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The Contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target cost or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.
(4) If the Government does not receive and accept all items on which it paid the Contractor’s share, the Contractor shall reimburse the Government for the proportionate share of these payments.
(h) Contract adjustment. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall—
(1) Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;
(2) When the amount of instant contract savings is negative, increase the contract price target price and ceiling price, target cost, or estimated cost by than amount;
(3) Specify the Contractor’s dollar share per unit on future contracts, or provide the lump-sum payment:
(4) Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and
(5) Provide the Contractor’s share of any net acquisition savings under the instant contract in accordance with the following:
(i) Fixed-price contracts—add to contract price.

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(ii) Cost-reimbursement contracts—add to contract fee.
(i) Concurrent and future contract savings.
(1) Payments of the Contractor’s share of concurrent and future contract savings shall he made by a modification to the instant contract in accordance with subparagraph (h)(5) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.
(2) The Contracting Officer shall calculate the Contractor’s share of concurrent contract savings by (i) subtracting from the reduction in price negotiated on the concurrent contract any Government costs or negative instant contract savings not yet offset and (ii) multiplying the result by the Contractor’s sharing rate.
(3) The Contracting Officer shall calculate the Contractor’s share of future contract savings by (i) multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period, (ii) subtracting any Government costs or negative instant contract savings not yet offset, and (iii) multiplying the result by the Contractor’s sharing rate.
(4) When the Government wishes and the Contractor agrees, the Contractor’s share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer’s forecast of the number of units that will be delivered during the sharing period. The Contractor’s share shall be included in a modification to this contract (see subparagraph (h)(3) above) and shall not be subject to subsequent adjustment.
(5) Alternate no-cost settlement method. When, in accordance with subsection 48.104-4 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:
(i) The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.
(ii) The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.
(j) Collateral savings. If a VECP is accepted, the Contracting Officer will increase the instant contract amount, as specified in paragraph (h)(5) of this clause, by a rate from 20 to 100 percent, as determined by the Contracting Officer, of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor’s share of collateral savings will not exceed the contract’s firm-fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or $100,000, whichever is greater. The Contracting Officer will be the sole determiner of the amount of collateral savings.
(k) Relationship to other incentives. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.
(l) Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $100,000 or more and may include one in subcontracts of lesser value. In calculating any adjustment in this contract’s price for instant contract savings (or negative instant contract savings), the Contractor’s allowable development and implementation costs shall include any subcontractor’s allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for

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subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government’s share of concurrent or future contract savings or collateral savings.
(m) Data. The Contractor may restrict the Government’s right to use any part or a VECP or the supporting data by marking the following legend on the affected parts:
“These data, furnished under the Value Engineering clause of contract . . . . . . . . . . , shall not be disclosed outside the Government or duplicated, used or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government’s right to use the information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.”
If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms “unlimited rights” and “limited rights” are defined in Part 27 of the Federal Acquisition Regulation.)
(End of clause)
52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es)
http:// FARSITE.HILL.AF.MIL/ http://www.arnet.gov/far/
(End of clause)
52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)
(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.
(b) The use in this solicitation or contract of any Department of Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.
(End of clause)

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Section J – List of Documents, Exhibits and Other Attachments
Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 0003, 1003, 2003, 3003 and 4003 Exhibit(s) for Categories of Labor	2	10 Sep 04
Attachment 1	Contract Security Classification Specification, DD Form 254	2	10 Sep 04